SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/  Preliminary Proxy Statement         / /  Confidential, for Use of the
                                              Commission Only (as permitted
                                              by Rule 14a-6(e) (2))

/  /  Definitive Proxy Statement
/  /  Definitive Additional Materials
/  /  Soliciting Material Under Rule 14a-12

                            Cohoes Bancorp, Inc.
------------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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/ /  Fee paid previously with preliminary materials.

/ /  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:_________________________________

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    (4) Date filed:_____________________________________________



                       [Cohoes Bancorp letterhead]


                                                             October __, 2000

Dear Fellow Stockholder:

     Your Board of Directors has publicly announced that it is exploring all of the Company's strategic options, including a sale of Cohoes Bancorp, Inc. to a larger financial institution. Your Board has engaged Keefe, Bruyette & Woods to assist us in this effort. We are committed to maximizing value for you, our stockholders. We will duly consider all offers that are received and will treat all interested parties fairly and equally.

     Despite your Board's actions, two competing banks have indicated they intend to solicit proxies for their own nominees. We are concerned that their nominees will have a conflict of interest when considering the terms of any proposal submitted by the bank that nominated them. Because your Board intends to act in the best interests of ALL stockholders, we believe these hostile actions are unnecessary, are disruptive and may delay or impede our efforts to maximize value for all of our stockholders.

     Your Board is committed to maximizing stockholder value. We believe that only by supporting your Board of Directors can you be sure of a fair evaluation of the strategic options to maximize value. We urge you to vote "FOR" each of the Board's nominees for director and "FOR" each other matter to be considered on the enclosed BLUE proxy.

     You are cordially invited to attend the Annual Meeting of Stockholders of Cohoes Bancorp, Inc. The meeting will be held at the Cohoes Community Center, 22-40 Remsen Street, Cohoes, New York on Thursday, November 30, 2000 at 4:00 p.m. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your BLUE proxy today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your vote is important regardless of the number of shares you own.
Please complete, sign and return the accompanying BLUE proxy promptly. Do not return any proxy cards sent to you by our competitors.

     On behalf of the Board of Directors, I thank you for your continued support. If you have any questions, please do not hesitate to contact our proxy solicitor, Regan & Associates, at 1-800-737-3426.

                                   Sincerely,


                                   Harry L. Robinson
                                   President and Chief Executive Officer


                           COHOES BANCORP, INC.
                             75 Remsen Street
                          Cohoes, New York 12047
                              (518) 233-6500

                         _______________________

                             PROXY STATEMENT
                      WITH NOTICE OF ANNUAL MEETING

                GENERAL INFORMATION AND NOTICE OF MEETING

     Cohoes Bancorp, Inc. will be holding its annual meeting of stockholders on November 30, 2000. The meeting will be held at the Cohoes Community Center, 22-40 Remsen Street, Cohoes, New York, on Thursday, November 30, 2000 at 4:00 p.m. At the meeting, we will ask stockholders to vote on the following matters:

     (1)  To elect four members to our Board of Directors;
     (2) To amend the Company's 1999 Stock Option and Incentive Plan and the Company's 1999 Recognition and Retention Plan to revise the provisions relating to the vesting of options and awards; and
     (3) To ratify the appointment of Arthur Andersen LLP as our independent public accountants.

     The Board of Directors of Cohoes is soliciting your proxy to vote at the annual meeting and at any adjournments of the meeting. Please complete the enclosed BLUE proxy and return it in the enclosed return envelope as soon as possible. Each of our stockholders has one vote for each share of common stock owned. On the election of directors, each stockholder may vote for up to four directors, but may not cast more votes for any one nominee than the number of shares owned by that stockholder. We urge you to exercise your rights as a stockholder to vote and participate in this process. The four nominees strongly supported by your Board are Peter G. Casabonne, Chester C. DeLaMater, J. Timothy O'Hearn and R. Douglas Paton.

     Stockholders of record at the close of business on October 19, 2000 are entitled to receive notice of the meeting and are entitled to vote at the meeting, or at an adjournment of the meeting. This is known as the "Record Date." Please read this proxy statement carefully before you decide how to vote. We encourage you to return the BLUE proxy even if you plan to attend the meeting. This will ensure that your vote is counted. You will still be permitted to vote in person at the meeting even if you return the proxy form.

     On the Record Date, there were 7,912,705 shares of Cohoes Bancorp, Inc. common stock, par value $.0l per share, issued and outstanding, each of which is entitled to one vote. We have no stock outstanding other than common stock.



     In this proxy statement, the terms "Company," "Cohoes," "we," "our," "us," or similar terms refer to Cohoes Bancorp, Inc. References to the "Bank" mean Cohoes Savings Bank, our wholly owned subsidiary.

     Your Board of Directors unanimously recommends that you vote "FOR" the four nominees of the Company described in this proxy statement, "FOR" the proposal to amend the Company's 1999 Stock Option and Incentive Plan and its 1999 Recognition and Retention Plan, and "FOR" the proposal to ratify the appointment of Arthur Andersen LLP, as the Company's independent public accountants.

     This proxy statement is first being made available to stockholders on or about October __, 2000.

WHY YOU SHOULD SUPPORT OUR BOARD NOMINEES

     Your Board of Directors, including each of the four nominees,

     *is committed to maximizing stockholder value,

     *is exploring all of the Company's strategic options, including a sale of the Company to a larger financial institution,

     *will duly consider all offers that are received and will treat all interested parties fairly and equally, and

     *have a significant financial stake in the Company's future success.

     Your Board of Directors, including each of the four nominees, represent ALL stockholders and not any single stockholder. Your Board is concerned that if any of the persons nominated by TrustCo Bank Corp NY ("TrustCo") or Ambanc Holding Co., Inc. ("Ambanc") are elected, those nominees will have a conflict of interest when considering all of the proposals that are received, particularly when comparing the terms of any proposal submitted by the bank that nominated them with some other proposal. Your Board intends to represent ALL stockholders and to act in the best interests of ALL stockholders. You should also note that none of the four persons nominated by TrustCo own a single share of Cohoes' common stock!

     You may receive proxy soliciting materials from Ambanc and/or TrustCo on behalf of their own respective nominees to Cohoes' Board of Directors. Those nominees have NOT been endorsed by your Board. We urge stockholders not to return any proxy card they receive from Ambanc or TrustCo.

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     Cohoes is not responsible for the accuracy of any information provided by or relating to Cohoes or the Bank which is contained in any proxy materials filed or disseminated by Ambanc or TrustCo or any other statement or misstatement they may make.

VOTING PROCEDURES AND VOTE REQUIREMENTS

     If you sign and return a BLUE proxy in the form solicited by the Board of Directors so we receive it before the polls are closed at the meeting, your votes will be cast as you have marked on the proxy form, unless you revoke your proxy before the polls close. If you sign and return our BLUE proxy but you do not mark on it how you want to vote on any matter, then the Company's Board of Directors will vote your shares in favor of the Company's nominees for director named in this Proxy Statement, for the proposed amendments to the Company's 1999 Stock Option and Incentive Plan ("Option Plan") and its 1999 Recognition and Retention Plan ("Recognition Plan") and in favor of the ratification of the appointment of our independent public accountants. We do not know of any other matters that may be presented for a vote at the meeting. If any other matters are properly presented for a vote, the Board of Directors may vote your shares on such matters based on their judgment.

     If 2,637,569 shares of our common stock are represented in person or by proxy at the meeting, there will be a quorum which will allow the meeting to commence. Once a quorum is present, the meeting can continue even if some stockholders leave the meeting. If a stockholder is present in person or by proxy but abstains from voting any shares, or if a broker submits a proxy for shares but does not vote those shares, then we count the shares as present for purposes of determining a quorum. If a quorum is not present at the meeting, the meeting will be adjourned or postponed to a later date.

     Directors are elected by a plurality of the votes received. This means that the four nominees for director who receive the most votes will be elected. If you do not vote for a nominee, your vote will not count "for" or "against" the nominee. If you "withhold authority" for any nominee, your vote will not count "for" or "against" the nominee, unless you properly submit a new proxy card or vote at the Annual Meeting. You may not vote your shares cumulatively for the election of directors. Cumulative voting is a type of voting that allows a stockholder to cast as many votes for directors as the stockholder has shares of stock multiplied by the number of directors to be elected.

     If your shares are held in "street name," because of the pending proxy contest, your broker may not vote your shares without receiving instructions from you. Shares that are not voted by a broker are called "broker non-votes." Shares underlying broker non-votes will have no effect on the election of directors.

     The amendments of the Company's 1999 Stock Option and Incentive Plan and its 1999 Recognition and Retention Plan as well as ratification of the Board of Directors' appointment of Arthur Andersen LLP as the Company's independent public accountants each require the

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affirmative approval of a majority of the number of votes cast at the Annual Meeting. If you "abstain" from voting on either of these proposals, it will have the same effect as a vote against the proposals. These items are normally "discretionary" items, meaning that brokerage firms may exercise their discretion and vote only if they have not received instructions from their clients. However, in the event that either TrustCo or Ambanc sends materials seeking an against or abstain vote on these proposals, as currently expected, then the brokerage firms will not have discretionary authority to vote on these proposals and will need to receive instructions from you. Any broker non-votes will not be treated as a cast vote and will have no effect on the outcome of these proposals.


     You may revoke any proxy you give at any time before the polls are closed. If you want to revoke your proxy, including any proxy you may have given to either Ambanc or TrustCo, we urge you to sign, date and return the enclosed BLUE proxy today. Remember, only your latest dated proxy that is properly signed counts. In addition, you may also revoke your proxy if you attend the meeting and vote in person. Attending the meeting does not itself revoke a proxy.

     Management is not aware of any matters other than those set forth in the Notice of Annual Meeting of Stockholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying BLUE proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.

     Our bylaws provide that, at an annual meeting, a stockholder may nominate a person for election as a director only if advance notice of intent to nominate the person is given to the Company. The stockholder must follow certain procedural provisions and the notice must include information detailed in the bylaws about the nominating stockholder and the nominee. For future annual meetings, the notice must be received by the Company at least 60 days before the date of the meeting; but if less than 70 days notice of the date of the meeting is given or made to stockholders, then the notice must be received not later than 10 days after notice of the date of the meeting is mailed or public disclosure is made, whichever is earlier. Our bylaws require similar advance notice if a stockholder wants to make any other proposal at an annual meeting of stockholders. Our bylaws provide that a stockholder may not give advance notice of nor make any other proposals at any special meeting of stockholders.

IMPORTANT INFORMATION FOR STOCKHOLDERS WHOSE STOCK IS HELD IN STREET NAME

     If your stock is held in street name, which means that your stock is held for you in a brokerage account and is not registered on our stock books in your own name, please tell your broker as soon as possible how to vote your shares to make sure that your broker votes your shares before the polls close at the meeting. If your stock is held in street name, you do not have the direct right to vote your shares or revoke a proxy for your shares unless your broker gives you that right in writing. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the BLUE proxy form on your behalf. You

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should also sign, date and mail the BLUE proxy form your broker or banker sends you when you receive it. Please do this for each account you maintain to ensure that all of your shares are voted.

      REMEMBER YOUR LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS, SO
       RETURN THE BLUE PROXY EVEN IF YOU PREVIOUSLY MAILED IN A PROXY.

     If you have any questions or need assistance in voting your shares, please call:

                         Regan & Associates, Inc.

                    Telephone Toll Free 1-800-737-3426

                   PRINCIPAL OWNERS OF OUR COMMON STOCK

     The following table provides you with information, to the best of our knowledge, about stock ownership by directors, our nominees for director, each executive officer with salary and bonus in excess of $100,000 during fiscal 2000, and any person or group known by us to beneficially own more than 5% of our outstanding common stock. The information is as of the Record Date. We know of no person or group, except as listed below, who beneficially owned more than 5% of our common stock as of the Record Date. Information about persons or groups who own beneficially more than 5% of our common stock is based on filings with the Securities and Exchange Commission on or before the Record Date and other sources believed by us to be reliable.



















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                         Shares Beneficially
                         Owned at October 19,        Percent of total shares
Beneficial Owner           2000 (1)(2)(3)                  outstanding
----------------         --------------------        -----------------------

Cohoes Bancorp, Inc.
 Employee Stock
 Ownership Plan
75 Remsen Street,
Cohoes, New York 12047       762,818  (4)                     9.6%

Directors:
   Harry L. Robinson         214,353  (5)                     2.7%
   Arthur E. Bowen            36,103  (6)                      .5%
   Peter G. Casabonne         21,603                           .3%
   Michael L. Crotty          22,978                           .3%
   Chester C. DeLaMater       41,603  (7)                      .5%
   Frederick G. Field, Jr.    22,878  (8)                      .3%
   Duncan S. MacAffer         28,442  (9)                      .4%
   J. Timothy O'Hearn         38,756 (10)                      .5%
   R. Douglas Paton           32,624 (11)                      .4%
   Walter H. Speidel          37,103 (12)                      .5%
   Donald A. Wilson           22,303 (13)                      .3%

Executive officers:
   Richard A. Ahl            128,053 (14)                     1.6%
   Albert J. Picchi           49,945 (15)                      .6%

Directors and executive
   officers of Cohoes and
   executive officers of
   Cohoes Savings Bank, as
   a group (13 persons)      696,744 (16)                     8.7%

___________________________


(1) Amount includes shares held directly, as well as shares allocated to the executive officers under the Cohoes Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP"), and other shares with respect to which a person may be deemed to have sole voting and/or investment power.
(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Cohoes common stock which may be acquired within 60 days of the date shown pursuant to the exercise of outstanding stock options. Shares of Cohoes common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Cohoes common stock owned by any other person or group. The amounts set forth in the table include shares which may be received upon the exercise of stock options pursuant to
                                       (Footnotes continued on following page)

                                     6


     Cohoes' 1999 Stock Option and Incentive Plan within 60 days of the date shown as follows: for each of the 10 non-employee directors, 5,201 shares; for Mr. Robinson, 45,000 shares; for Mr. Ahl, 22,500 shares; for Mr. Picchi, 11,250 shares; and for all directors and executive officers as a group, 130,760 shares.
(3) Includes unvested restricted shares granted pursuant to Cohoes' 1999 Recognition and Retention Plan as follows: for each of the 10 non-employee directors, 8,322 shares; for Mr. Robinson, 72,000 shares; for Mr. Ahl, 36,000 shares; for Mr. Picci, 18,000 shares; and for all directors and executive officers as a group, 209,220 shares. These shares will be voted by Cohoes' Board since they were subject to restriction as of October 19, 2000, the Record Date.
(4) Includes 71,538 shares allocated to ESOP participants. The participants are entitled to direct the voting of these allocated shares. First Bankers Trust Company, NA, the trustee of the ESOP, may be deemed to own beneficially the unallocated shares held by the ESOP. Unallocated shares will be voted in the same proportion as allocated shares voted by participants, subject to the requirements of applicable law and the fiduciary duties of the trustee. The ESOP administrators are entitled to direct the voting of the allocated shares for which timely voting instructions are not received from the participants.
(5) Includes 21,000 shares owned by Mr. Robinson through the Bank's 401(k) Plan; 51,500 shares owned by the Bank's rabbi trust of which Mr.
     Robinson is the beneficiary; and 2,553 shares allocated to Mr. Robinson in the ESOP.
(6) Includes 8,500 shares owned by the Bank's rabbi trust of which Mr. Bowen is the beneficiary and 500 shares owned by Mr. Bowen's wife.
(7)  Includes 1,000 shares owned by Mr. DeLaMater's spouse.
(8)  Includes 3,277 shares owned by Mr. Field's spouse.
(9)  Includes 2,627 shares owned by an inter vivos trust of which Mr.
     MacAffer is trustee.
(10) Includes 1,700 shares owned directly by Mr. O'Hearn's children.
(11) Includes 7,935 shares owned by the Bank's rabbi trust of which Mr. Paton is the beneficiary.
(12) Includes 500 shares owned directly by Mr. Speidel's son.
(13) Includes 1,100 shares owned by the Bank's rabbi trust of which Mr.
     Wilson is the beneficiary.
(14) Includes 4,000 shares owned by Mr. Ahl through the Bank's 401(k) Plan; 14,000 shares owned by the Bank's rabbi trust of which Mr. Ahl is the beneficiary; 25,000 shares owned by Mr. Ahl's spouse; and 2,553 shares allocated to Mr. Ahl in the ESOP.
(15) Includes 4,648 shares owned through the Bank's 401(k) Plan; and 2,121 shares allocated to Mr. Picchi in the ESOP.
(16) This total includes shares beneficially owned by all directors and executive officers listed in the table.


                                     7

                            ELECTION OF DIRECTORS

     Our Board of Directors has eleven members. Directors generally are elected for three year terms. At this meeting, stockholders will elect four directors. The Board of Directors of the Company has nominated Peter G. Casabonne, Chester C. DeLaMater, J. Timothy O'Hearn and R. Douglas Paton for election as directors at the meeting. The Board of Directors unanimously recommends that you vote in favor of the Company's four nominees.

     Each person who the stockholders elect at the meeting will serve for a three year term of office expiring at the 2003 annual meeting of stockholders or until their successors are elected and qualified. Each of the nominees named below has consented to being named in this Proxy Statement and to serve if elected. If any nominee becomes unavailable for election for any presently unforeseen reason, the Board of Directors, as the holder of your proxy, will have the right to use its discretion to cast your votes for a substitute.

THE BOARD OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     We are providing the following information regarding the Company's nominees, other directors who will continue in office after the annual meeting, and the executive officers of the Company and the Bank who are not directors. There are no arrangements or understandings by which any director was selected to serve as such. Our directors and nominees represent all stockholders and not any single stockholder. All directors of the Company are also directors of the Bank. There are no family relationships among directors and executive officers of the Company and the Bank. Ages are as of September 30, 2000.

NOMINEES OF THE COMPANY

     Peter G. Casabonne, age 68, is a Managing Partner of Fuller Realty, Inc., a company in Albany, New York which leases manufacturing and office space.

     Chester C. DeLaMater, age 60, is a retired Executive Vice President and Secretary of the Bank, having retired in December 1996.

     J. Timothy O'Hearn, age 59, is President of the Century House, Inc., a restaurant, food catering and lodging company in Latham, New York.

     R. Douglas Paton, age 64, was a stockbroker with Smith Barney until 1995 and is currently a self-employed financial consultant. Since 1989, Mr. Paton has also served as an arbitrator with the National Association of Securities Dealers.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
           THAT STOCKHOLDERS VOTE IN FAVOR OF THESE FOUR NOMINEES
                              OF THE COMPANY.

                                     8


CONTINUING DIRECTORS

     The following persons are existing directors whose terms of office will continue after the meeting. All these directors have been directors since we were formed in September 1998. Ages are as of September 30, 2000.

     Arthur E. Bowen, age 62, is the President and Funeral Director of Bowen Funeral Home, Inc., in Latham, New York. His term as a director of the Company expires in 2002.

     Michael L. Crotty, age 54, is President of Capitol Equipment, Inc., in Mechanicsville, New York, which is a seller of heavy construction and recycling equipment. His term as a director of the Company expires in 2001.

     Frederick G. Field, Jr., age 68, retired as Supervisor of the Town of Colonie in 1995. His term as a director of the Company expires in 2001.

     Duncan S. MacAffer, age 65, is a licensed attorney practicing in the state of New York. He is also currently the Village justice in the Village of Menands, New York and previously served as counsel to the New York Senate Finance Committee. His term as a director of the Company expires in 2002.

     Harry L. Robinson, age 61, is President and Chief Executive Officer of the Company and the Bank. Mr. Robinson, who is also a licensed attorney, joined the Bank in 1990. His term as a director of the Company expires in 2002.

     Walter H. Speidel, age 73, is a past President of the Bank, having retired more than five years ago. His term as a director of the Company expires in 2002.

     Donald A. Wilson, age 56, is a certified public accountant and President of Wilson & Stark CPA, PC, in Cohoes, New York. His term as a director of the Company expires in 2001.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The Board of Directors elects executive officers for one year terms and they serve at the pleasure of the Board. Provided below is certain information regarding the executive officers of the Company and the Bank who are not directors. Ages are as of the Record Date.

     Richard A. Ahl, age 52, joined the Bank in 1996 and currently serves as Executive Vice President, Secretary and Chief Financial Officer of both the Company and the Bank. Before joining the Bank, Mr. Ahl was Executive Vice President of Schenectady Federal Savings Bank in Schenectady, New York and its parent company, SFS Bancorp, Inc. Mr. Ahl is a certified public accountant with over 25 years of financial and banking experience.

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     Albert J. Picchi, age 39, is currently serving as Senior Vice President of the Bank. Mr. Picchi, who has 15 years of experience in the financial services industry, joined the Bank in January 1994 and previously served as Vice President and Senior Loan Officer of the Bank.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     Our Board of Directors held thirteen meetings during fiscal 2000. The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee generally meets jointly with the audit committee of the Bank. Our Board of Directors does not presently have a nominating committee. Nominations are made by the full Board of Directors.

     Our Audit Committee consists of directors Field, MacAffer and Wilson (Chairman). The Audit Committee met four times during fiscal 2000 jointly with the Audit Committee of the Bank. The committee addresses matters related to the accounting, bookkeeping and auditing functions of the Company and meets periodically with the Company's independent public accountants to arrange for the Company's annual financial statement audit and to review and evaluate recommendations made during the annual audit. The Audit Committee also reviews, approves and supervises the internal auditing procedures of the Company.

     Our Compensation Committee consists of directors Bowen, Casabonne,
Crotty (Chairman), and MacAffer. The committee met once during fiscal 2000. The committee addresses compensation matters for the Company. The committee is also responsible for administering and making awards under the Stock Option and Incentive Plan and the Recognition and Retention Plan.

DIRECTORS' COMPENSATION

     The Company generally does not compensate the directors for serving on the Board of the Company. All of the directors of the Company are also directors of the Bank. Directors of the Bank who are not also employees of the Company or the Bank or any of their subsidiaries receive a fee of $2,625 for each Board meeting they attend and $500 for each committee meeting that they attend. In addition, directors may be compensated for attending special Board meetings of the Company. Directors are also eligible for participation in the Stock Option Plan and the Recognition and Retention Plan which our stockholders approved.

EXECUTIVE OFFICER COMPENSATION

     None of our officers received compensation directly from the Company during fiscal 2000 except for the grant of stock options and RRP awards in July 1999 and bonuses paid to Messrs. Robinson and Ahl for fiscal 1999 performance. Except for the foregoing, their compensation was paid by the Bank.

                                     10


     The following table includes information about compensation paid Messrs. Robinson,
Ahl and Picchi, who were the only executive officers of the Company or the Bank with total salary and bonus in excess of $100,000 in fiscal 2000.




                                      Annual Compensation (1)          Other Annual Compensation
                                      -----------------------    -----------------------------------
                        Fiscal Year                               Restricted   Securities Underlying      All Other
                      Ended June 30,    Salary         Bonus       Stock(2)         Options (3)         Compensation (4)
                      --------------  ----------    ---------    ------------  ---------------------    ----------------

Harry L. Robinson,        2000         $433,078      $57,500       $1,085,625        225,000                $90,977
President and             1999          359,394       65,988               --             --                 50,357
Chief Executive           1998          289,840       55,518               --             --                 27,129
Officer

Richard A. Ahl,           2000          216,532       28,750          542,813        112,500                 45,443
Executive Vice            1999          174,808       32,875               --             --                 24,022
President, Chief          1998          140,459       28,500               --             --                 11,707
Financial Officer
and Secretary

Albert J. Picchi, Senior  2000          123,384       19,500          271,406         56,250                 28,553
Vice President of the     1999          101,395       19,200               --             --                 14,143
Bank                      1998           83,093       16,487               --             --                  7,842

__________________


(1) Includes amounts deferred under the Bank's deferred salary arrangement. Mr. Robinson deferred $51,975 in fiscal 1999 and $76,500 in fiscal 1998;
Mr. Ahl deferred $76,750 in fiscal 2000, $37,365 in fiscal 1999 and $44,974 in fiscal 1998.

(2) Represents the grant in July 2000 of 90,000, 45,000 and 22,500 shares of restricted Common Stock to Messrs. Robinson, Ahl and Picchi, respectively, pursuant to the Recognition Plan which were deemed to have the indicated value at the date of grant and had a fair value at June 30, 2000 of $1,237,500, $618,750 and $309,375 for the grants to Messrs. Robinson, Ahl and Picchi, respectively. The awards vest at the rate of 20% per year commencing on the first anniversary of the date of grant.

(3) Consists of stock options granted pursuant to the Option Plan. All such options vest at 20% per year starting on the first anniversary of the date of grant.

(4) All other compensation includes (a) the Bank's matching contribution for Mr. Robinson under the 401(k) Savings and Profit Sharing Plan of $5,469 in fiscal 2000, $5,255 in fiscal 1999 and $6,043 in fiscal 1998; matching contributions for Mr. Ahl of $5,681 in fiscal 2000, $5,l98 in fiscal 1999 and $2,849 in 1998; and matching contributions for Mr. Picchi of $3,808 in fiscal 2000, $3,017 in fiscal 1999 and $2,465 in fiscal year 1998; (b) the Bank's profit sharing plan contribution for Mr. Robinson under the 401(k) Savings and Profit Sharing Plan of $11,200 in each of fiscal 2000, 1999 and 1998; profit sharing plan contributions for Mr. Ahl of $11,200 in fiscal 2000, $10,872 in fiscal 1999 and $1,363 in fiscal 1998; and profit sharing plan contributions for Mr. Picchi of $8,050 in fiscal 2000, $6,381 in fiscal 1999 and $5,377 in fiscal year 1998; (c) life insurance premium payments, in fiscal 2000, of $576 for Mr. Robinson, $224 for Mr. Ahl and $63 for Mr. Picchi, and, in fiscal 1999, of $566 for Mr. Robinson, $288 for Mr.

                                        (Footnote continued on following page)

                                     11

______________________________

Ahl and $66 for Mr. Picchi; (d) for fiscal 2000, ESOP contributions of
$18,755 for Mr. Robinson, $18,755 for Mr. Ahl and $16,633 for Mr. Picchi, and for fiscal 1999, ESOP contributions of $6,887 for Mr. Robinson, $6,887 for Mr. Ahl and $4,680 for Mr. Picchi, based upon the fair market value at the date of allocation of the shares allocated to them; and (e) contributions pursuant to the Company's Benefit Restoration Plan for the benefit of Messrs. Robinson and Ahl in fiscal 2000 of $54,976 and $9,583, respectively, in fiscal 1999, $26,449 and $776, respectively, and in fiscal 1998, $9,886 and $7,496, respectively.

STOCK OPTIONS

     The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the fiscal year ended June 30, 2000.

                                  OPTION GRANTS IN LAST FISCAL YEAR

                                        Individual Grants
                   --------------------------------------------------------
                    Options     % of Total Options   Exercise    Expiration
 Name              Granted(1)      Granted(2)        Price(3)       Date      Fair Value of Options(4)
-----------        ----------   ------------------   --------    ----------   ------------------------
Harry L. Robinson   225,000          26.1%           $12.0625     7/2/2009           $751,000
Richard A. Ahl      112,500          13.1             12.0625     7/2/2009            375,000
Albert J. Picchi     56,250           6.5             12.0625     7/2/2009            187,875

_________________________


(1) Consists of stock options exercisable at the rate of 20% per year from the date of grant.
(2) Percentage of options granted to all directors, officers and employees during fiscal 2000.
(3) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.
(4) The fair value of the options granted was estimated using the Black-Scholes Pricing Model. Under such analysis, the risk-free interest rate was assumed to be 5.93%, the expected life of the options to be five years, the expected volatility to be 26.1% and the dividend yield to be 1.98% per share.







                                     12


     The following table sets forth certain information concerning stock options held by the named executive officers at June 30, 2000. No stock options were exercised during fiscal 2000.

                           YEAR END OPTION VALUES

                                                                                    Value of
                                                      Number of                    Unexercised
                                                     Unexercised                   Options at
                                               Options at Fiscal Year End       Fiscal Year End(1)
                                               --------------------------    --------------------------
                   Shares Acquired     Value
Name                 on Exercise     Realized  Exercisable  Unexercisable    Exercisable  Unexercisable
-----------------  ---------------   --------  -----------  -------------    -----------  -------------
Harry L. Robinson            --          --           --       225,000              --       $379,688
Richard A. Ahl               --          --           --       112,500              --        189,844
Albert J. Picchi             --          --           --        56,250              --         94,922

__________________

(1)  Based on a per share market price of $13.75 at June 30, 2000.


EMPLOYMENT CONTRACTS

     In January 1999, the Bank entered into employment contracts with Messrs. Robinson, Ahl and Picchi. The contracts with Mr. Robinson and Mr. Ahl provide for three-year terms and the contract with Mr. Picchi provides for a two-year term. The annual salaries under the three contracts as of June 30, 2000 are $460,000 for Mr. Robinson, $230,000 for Mr. Ahl, and $130,000 for Mr. Picchi, subject to such bonuses or increases as may be approved by the Board of Directors. The contracts also provide that each officer will participate in all other retirement, compensation and fringe benefit plans provided by the Bank to employees generally, except that they are not entitled to participate in the Bank's Employee Severance Plan.

     If the Bank terminates any of the executive officer's employment other than for cause, he will be entitled to a lump sum payment equal to his salary for the unexpired term of the contract, discounted for present value purposes, plus any benefit plan contributions or bonus or cash incentives that the Bank would have made on his behalf during the remaining term of his contract. The Bank would also continue and pay for his life, health and disability coverage for the remainder of the term of his contract. Upon any termination of any executive officer, other than following a change in control, the executive is subject to a one year non-competition agreement. All the contracts provide that the payment will also be made if the officer resigns after material breach by the Bank or after certain adverse changes in the terms and conditions of employment.

     The contracts with Messrs. Robinson and Ahl further provide that, subject to certain conditions, if employment is terminated within eighteen months after a change in control of the Bank or the Company, or if he resigns after certain adverse changes in terms and conditions of employment upon the change in control, he will receive a lump sum payment generally equal to

                                     13


the greater of the salary due for the remaining term of his contract or three times the average annual salary paid to him in the last five taxable years. The Bank must also reimburse him, on an after tax basis, for any excise tax he must pay under Section 28OG of the Internal Revenue Code because of the change in control payments. For purposes of the contracts, a "change in control" will generally be deemed to occur when a person or group acting together acquires beneficial ownership of 25% or more of any class of equity security of the Company or the Bank; upon stockholder approval of a merger or consolidation unless certain conditions are met; upon a change of the majority of the Board of Directors of the Company or the Bank; or upon liquidation or sale of substantially all the assets of the Company or the Bank.

     The Company has entered into separate employment agreements with Messrs. Robinson and Ahl for three year terms. These contracts provide for terms similar to those in the Bank's employment agreements with the executive officers, as described above. Payments or benefits under the Bank's contract with Messrs. Robinson and Ahl reduce the corresponding amounts or benefits which the Company is required to pay or provide under its contracts with them. The total that may be payable on the change in control provisions in the above contracts cannot be determined at this time because the amount depends on future salary levels, average past compensation as of the date of the payment, the timing of and amount paid in any change in control, and other factors.

BENEFIT RESTORATION PLAN

     The Company also maintains a non-qualified deferred compensation plan, known as the Benefit Restoration Plan. The Benefit Restoration Plan provides certain officers and highly compensated executives of the Company and the Bank with supplemental retirement income when such amounts cannot be paid from the tax-qualified 401(k) or ESOP. Participants in this plan receive a benefit equal to the amount they would have received under the 401(k) Plan and the ESOP, but for reductions in such benefits imposed by operation of Sections 401(a)(17), 401(m)(3), 402(g) and 415 of the Internal Revenue Code of 1986, as amended. In addition, this plan is intended to make up benefits lost under the ESOP allocation procedures to certain participants named by the Compensation Committee who retire prior to the complete repayment of the ESOP loan to the Company. Upon a participant's retirement, the restored ESOP benefits under the Benefit Restoration Plan are determined by first: (1) projecting the number of shares that would have been allocated to the participant under the ESOP if he or she had been employed throughout the period of the ESOP loan (commencing on the initial date of the employee's ESOP participation); and (2) first reducing the number determined by (1) above by the number of shares actually allocated to the participant's account under the ESOP; and second, multiplying the number of shares that represent the difference between such figures by the average fair market value of the Common Stock over the preceding five years. The participant's benefits are payable upon his or her retirement or other termination of service in the form of a lump sum. Payment of a deceased participant's benefits will be made to his or her designated beneficiary. At the Record Date, Messrs. Robinson and Ahl were the only designated participants in the plan.

                                     14


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     In fulfillment of the Securities and Exchange Commission's requirements for disclosure in proxy materials of the Compensation Committee's policies regarding compensation of executive officers, the committee has prepared the following report for inclusion in this proxy statement.

     GENERAL POLICY CONSIDERATIONS. For fiscal 2000, the compensation of executive officers who were officers of the Bank at the beginning of fiscal 2000 was determined by the Salary Committee of the Bank. The committee, in evaluating compensation for existing executive officers, considered the nature of the officer's responsibilities, length of service, competitive salaries in banking and other industries, quality of performance, the performance of individuals supervised by the officers, and special projects or unusual difficulties affecting work load and performance. The Salary Committee of the Bank also created bonus guidelines at the beginning of the year which provide for the payment of bonuses to officers if specified bank performance goals were met. Improved financial performance is both an indirect compensation factor, as it affects base salary decisions, and a direct factor, as it affects bonus levels. The Board of Directors also considered the extra effort that was involved in the successful completion of the Bank's conversion to the stock form of ownership in fiscal 1999 and in the terminated merger with Hudson River Bancorp.

     The terms and conditions of the officers' employment, including salary and other financial incentives, were established directly by the Board of Directors. When evaluating the compensation offered to those individuals, the Board considered competitive salaries in the banking industry, the need to retain appropriate personnel to maintain strong senior management, and the level of responsibility and experience of the executive officers. The Board also considered the potential future value of stock-based compensation as a component of the total compensation for the executive officers.

     The Company's compensation program for executive officers currently consists of payments of salary and bonuses and periodic grants of stock options and restricted stock awards. Each element of the program has a different purpose. Salary and bonus payments are mainly designed to reward current and past performance. Stock options and restricted stock awards are designed to help attract and retain superior personnel for positions of substantial responsibility as well as to provide additional incentive to contribute to the long-term success of the Company and to align the officers' interests with those of all stockholders.

     Chief Executive Officer Compensation. The Salary Committee of the Bank reviewed and considered the general factors described above when deciding upon Mr. Robinson's compensation for fiscal 2000. Base salary paid to Mr. Robinson for fiscal 2000 was $433,078 and reflects approximately a 20.5% increase over his salary for fiscal 1999. Mr. Robinson's bonus for fiscal 2000 was 13.3% of his salary for the year, compared to a bonus of 18.4% of his salary in fiscal 1999. The Company earned a record level of net income in fiscal 2000, which


                                     15

was 142% higher than net income in fiscal 1999. The Salary Committee took into account the two non-recurring charges that occurred in fiscal 1999 and the fact that net income was still higher in fiscal 2000 even after adjusting fiscal 1999 for the non-recurring charges. In determining Mr. Robinson's salary and bonus for fiscal 2000, the Salary Committee considered the Company's performance during fiscal 1999 and 2000 and the successful conversion of the Bank to the stock form of ownership.

     The Compensation Committee considered the amount and value of the stock options and restricted stock awards granted to Mr. Robinson on July 2, 1999. The Compensation Committee determined that these grants were reasonable and appropriate, especially since the grants vest over five years at the rate of 20% per year. The Compensation Committee also determined that the amounts were consistent with grants made to chief executive officers of other recently converted financial institutions.

     This report is included herein at the direction of the members of the Company's Compensation Committee, directors Bowen, Casabonne, Crotty (Chairman) and MacAffer and the members of the Bank's Salary Committee, directors Casabonne (Chairman), Crotty and Wilson.
























                                     16


STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Common Stock since commencement of trading in the Common Stock on the Nasdaq Stock Market on January 4, 1999 with (1) the yearly cumulative total return on the stocks included in the SNL $500 Million to $1 Billion Thrift Index; and (2) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market Index (for United States companies, including technology companies). All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable period.

                       [TOTAL RETURN PERFORMANCE GRAPH]

Index                1/4/99   3/3/1999  6/30/1999   9/30/1999   12/3/1999   3/31/2000   6/30/2000
-------------------  ------   --------  ---------   ---------   ---------   ---------   ---------
Cohoes Bancorp Inc.  100.00    91.76    106.10      103.26       89.83       89.34       124.36
Nasdaq - Total US    100.00   111.44    122.04      125.00      184.74      207.38       180.26
SNL $500M-$1B
Thrift Index         100.00    98.30     96.09       84.60       81.98       74.30        80.65


     The graph represents $100 invested in the Company since initial trading commenced on the Nasdaq Stock Market on January 4, 1999. The SNL $500 million to $1.0 billion Thrift Index is an index created by SNL Securities, L.P., Charlottesville, Virginia, a nationally recognized analyst of financial institutions.








                                     17


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Salary Committee of the Bank consists of directors Casabonne, Crotty and Wilson and the Compensation Committee of the Company consist of directors Bowen, Casabonne, Crotty and MacAffer. None of these individuals is or has been an officer or employee of the Company or the Bank. When the Board of Directors functions on matters pertaining to the compensation of Mr. Robinson, he does not participate in the deliberations or vote by the Board.

TRANSACTIONS WITH DIRECTORS AND OFFICERS

     The directors and executive officers of the Company maintain normal deposit account relationships with the Bank in the ordinary course of business on terms and conditions no more favorable than those available to the general public. In the ordinary course of business, the Bank may make loans to directors, officers and employees, as well as other related parties. All loans to directors and executive officers and related parties are on substantially the same terms, including interest rate and collateral, as those prevailing at the same time for comparable loans to other customers and do not involve more than the normal risk of collectibility or present other unfavorable features.

                      PARTICIPANTS IN THE SOLICITATION

     GENERAL. Under the proxy solicitation rules of the Securities Exchange Act, Cohoes' Chief Executive Officer Harry L. Robinson, Executive Vice President Richard A. Ahl, Senior Vice President Albert J. Picchi and each of Cohoes' directors may be deemed to be a "participant" in our solicitation of proxies. Information about the principal occupations of these individuals is set forth under the section "Election of Directors - The Board of Directors, Nominees and Executive Officers." Information about the present ownership of the voting stock by each participant, including the right to acquire shares of voting stock, is set forth under the section "Principal Owners of Our Common Stock." Information about our employment agreements with Messrs. Robinson, Ahl and Picchi is set forth under the section "Election of Directors - Employment Contracts." Information about transactions between Cohoes and directors and executive officers is set forth under the section "Election of Directors - Transactions with Directors and Officers." For the purpose of this proxy statement, the business address of each participant is 75 Remsen Street, Cohoes, New York 12047. The following sets forth certain additional information about each participant required to be disclosed under the Securities Exchange Act.

     TRANSACTIONS IN COHOES' SECURITIES IN THE LAST TWO YEARS. Listed below are the only purchases and sales of Cohoes' Common Stock by each participant since the Company's initial public offering closed on December 31, 1998.
This table does not include information with respect to stock options or restricted stock awards granted under the Company's Option Plan or Recognition Plan. See "Principal Owners of Our Common Stock" and "Election of Directors - Stock Options - Option Grants in Last Fiscal Year" for information regarding stock options and restricted stock awards granted on July 2, 1999.

                                     18



                  Number of Shares
                  of Common Stock
Name              Purchased (Sold)   Date of Transaction   Price Per Share
---------------   ----------------   -------------------   ---------------

Harry L. Robinson      2,400             7/27/99               $13.00
                      17,600             7/28/99                13.00
                         500            10/26/99                11.38
                       1,000             1/24/00                 9.75
                       1,000             2/25/00                 9.88

Richard A. Ahl         4,400             7/29/99                13.00
                        (500)            8/13/99                12.75
                        (900)            8/23/99                12.50
                       2,000              3/1/00                 9.69
                       1,000              3/2/00                 9.69
                       2,000              3/3/00                 9.69

Albert J. Picchi       2,300             7/28/99                13.00
                       1,706             7/29/99                13.00

Arthur E. Bowen        1,500             1/24/00                 9.69

Peter G. Casabonne     6,000              1/4/99                12.25

Michael L. Crotty      1,304              1/4/99                11.50
                          94              1/6/99                11.56
                         536            10/29/99                11.94
                         470              3/6/00                 9.75

Chester C. DeLaMater     618             1/15/99                11.50

J. Timothy O'Hearn     4,953              1/4/99                11.44
                       3,000             1/12/99                11.56
                      10,000             1/21/99                11.00
                       1,000              2/4/99                10.75
                       2,000              5/3/00                11.44

R. Douglas Paton       8,000              1/4/99                11.81
                         800              1/4/99                11.31
                       5,000              1/4/99                11.69
                       2,000             1/11/99                11.50
                         140             8/20/99                12.63

Donald A. Wilson         700             5/12/99                11.25
                         400             7/26/99                13.06
                         600             7/26/99                13.06
                      (1,500)            8/28/00                15.56
                      (1,000)            8/28/00                15.63



                                     19


     OTHER INFORMATION. Except as disclosed elsewhere in this proxy statement, to the knowledge of Cohoes, no participant (1) owns of record any securities of Cohoes that are not also beneficially owned by them; (2) is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to the securities of Cohoes, including, but not limited to, joint ventures, loan or option arrangement, puts or calls, or the giving or withholding of proxies; (3) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting; (4) beneficially owns any securities of Cohoes that are not owned of record; or (5) borrowed any funds to purchase any securities set forth under this section "Participants in the Solicitation." Except as disclosed elsewhere in this proxy statement, to the knowledge of Cohoes, no participant has any arrangement or understanding with any person (1) with respect to future employment by Cohoes or any of its affiliates or (2) with respect to any future transaction to which Cohoes or any of its affiliates will or may be a party.

          PROPOSAL TO AMEND THE 1999 STOCK OPTION AND INCENTIVE PLAN
                  AND THE 1999 RECOGNITION AND RETENTION PLAN

GENERAL

     The Board of Directors of the Company adopted the 1999 Stock Option and Incentive Plan and the 1999 Recognition and Retention Plan (together, the "Plans"), both of which were approved by stockholders of the Company at a special meeting of stockholders held on July 2, 1999. The Plans were adopted by the Company to attract and retain qualified personnel in key positions, provide officers and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company, and reward key employees for outstanding performance. The Plans are also designed to retain qualified directors for the Company. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options") and non-incentive or compensatory stock options. Awards are available for grant to non-employee directors and key employees of the Company and any subsidiaries, except that non-employee directors are eligible to receive only awards of non-incentive stock options. Officers, key employees and non-employee directors of the Company and its subsidiaries who are selected by the Board of Directors of the Company or members of the administering committee appointed by the Board are eligible to receive plan share awards under the Recognition Plan.

     The Board of Directors of the Company has adopted amendments to the Plans, subject to approval by the stockholders. The proposed amendments (1) remove the restrictions described above with respect to limitations on the accelerated vesting of awards, (2) provide that new awards shall vest at the rate determined by the Board or the administering committee, and (3) provide that both existing and new awards shall accelerate and vest upon a change in control of the Company or upon retirement, as defined in the Plans. The Plans were also amended for conforming changes and certain administrative matters. The amendments do not increase the number of shares reserved for issuance under the Plans or change the vesting schedule or terms of outstanding awards under the Plans other than to accelerate the vesting upon a change in control or retirement. In the event that

                                     20


these amendments to the Plans are not approved by stockholders, the vesting of existing awards will not accelerate in the event of a change in control or retirement but the other provisions of the Plans will remain in effect as originally adopted.

     The Plans are administered and interpreted by a committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors. The members of the Committee consists of Messrs. Bowen, Casabonne, Crotty and MacAffer.

     Under the Option Plan, the Board of Directors or the Committee determines which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be at least equal to the fair market value of a share of Common Stock on the date the option is granted. Under the Recognition Plan, the Committee determines which officers, key employees and non-employee directors will be granted plan share awards, the number of shares subject to each award and the vesting schedule of such awards.

PROPOSED AMENDMENTS

     The Company completed its conversion to stock form in December 1998. Because the Plans were implemented within one year following the completion of the Bank's mutual to stock conversion, the Plans contain certain restrictions and limitations consistent with government regulations regarding mutual-to-stock conversions. Specifically, the regulations provide, among other provisions, that awards granted pursuant to such plans begin vesting no earlier than one year from the date the plans are approved by stockholders, shall not vest at a rate in excess of 20% per year and shall not provide for accelerated vesting except in the case of disability or death.

     As of October 19, 2000, options to purchase 860,105 shares of Common Stock have been granted and are outstanding under the Option Plan and 92,967 shares remain available for future grant under the plan. As of October 19, 2000, plan share awards for 344,972 shares have been granted under the Recognition Plan and 36,437 shares are available for future grant under the plan. Previously granted awards under the Plans will vest at the rate of 20% per year over five years. The proposed amendments to the Plans will not affect the number of shares previously granted nor change the vesting schedule of outstanding awards under the Plans, but will provide that the vesting of outstanding awards as well as newly granted awards will accelerate in certain circumstances as described above.

     A copy of the Amended and Restated 1999 Stock Option and Incentive Plan is attached hereto as Appendix A and a copy of the Amended and Restated 1999 Recognition and Retention Plan is attached hereto as Appendix B.


                                     21

POSSIBLE CHANGE IN CONTROL

     The proposed amendments to the Plans define a "change in control of the Corporation" to include, among other things, the following: (1) the acquisition by any person of 25% or more of the Company's outstanding Common Stock, or (2) a change in a majority of the Board of Directors during any period of 24 consecutive months unless the new directors are approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period. See Section 2 of the amended and restated Option Plan in Appendix A and Section 2 of the amended and restated Recognition Plan in Appendix B.

     If your Board of Directors is successful in selling the Company to a larger financial institution, or if either Ambanc or TrustCo ever completed their tender offers, then a change in control would be triggered under the amended Plans.

IMPACT OF A CHANGE IN CONTROL

     The occurrence of a change in control would cause all outstanding stock options and restricted stock awards to be fully vested as of such date, if the proposed amendments are approved by stockholders. The accelerated vesting of the stock options will have no tax consequences or impact on the Company's financial statements, and the optionee will simply be able to exercise the option earlier than he would have been able to if there was no accelerated vesting. The accelerated vesting of the restricted stock awards will result in the holders of the awards having ordinary taxable income equal to the then current fair market value of the accelerated shares. The Company will receive a tax deduction for the same amount, and will recognize as compensation expense an amount equal to the fair market value of such shares as of the date the awards were granted to the recipients.


     Under their employment agreements entered into in January 1999, Messrs. Robinson, Ahl and Picchi are entitled to receive the value of their outstanding stock options and restricted stock awards if their employment is terminated under various circumstances, including a termination by the Bank for any reason other than cause. Mr. Robinson holds 72,000 unvested restricted shares and 180,000 unvested stock options, Mr. Ahl holds 36,000 unvested restricted shares and 90,000 unvested stock options, and Mr. Picchi holds 18,000 unvested restricted shares and 45,000 unvested stock options. The amendments to the Plans will not increase the amount of the benefits payable to Messrs.
Robinson, Ahl and Picchi, although the amendments could accelerate the timing of the payments if their employment is not terminated at the time of the change in control.

     The ten non-employee directors of the Company currently hold 83,220 unvested restricted shares and 208,040 unvested stock options, the three executive officers hold a total of 126,000 unvested restricted shares and 315,000 unvested stock options, and other officers and employees (excluding Messrs. Robinson, Ahl and Picchi) hold 58,440 unvested restricted shares and 144,596 unvested stock options. If the amendments to the Plans are approved by stockholders, these unvested grants will become fully vested upon the occurrence of a change in control. In the absence of a

                                     22

change in control, these grants will continue to vest in July of each year through July 2004, subject to the terms of the Plans.


     The Board of Directors recommends that stockholders vote FOR adoption of the amendments to the 1999 Stock Option and Incentive Plan and the 1999 Recognition and Retention Plan to provide that any future awards granted thereunder may vest at the rate determined by the Board of Directors or the Committee and that both existing and future awards will accelerate under certain circumstances.

        RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's Board of Directors appointed Arthur Andersen LLP as independent public accountants to audit the books of the Company for fiscal 2001, subject to ratification by the stockholders at the meeting. Arthur Andersen LLP has been employed regularly by the Company since it was formed in 1998 and by the Bank since 1996 to examine their books and accounts and for other purposes.

     We expect that representatives of Arthur Andersen LLP will be present at the meeting and will have an opportunity to make a statement if they want to do so. We expect that the representatives will also be available to answer appropriate questions.

     The Board of Directors unanimously recommends that stockholders vote in favor of the ratification of the appointment of Arthur Andersen LLP as independent public accountants.

                               OTHER BUSINESS

     We have no reason to believe that any other business will be presented at the Annual Meeting, but if any other business shall be presented, the Board of Directors as the holder of the proxies solicited by this proxy statement will vote on such matters in accordance with their judgment.

                                   GENERAL

     We are distributing our Annual Report for fiscal 2000 with this proxy statement to stockholders of record on the Record Date. The Annual Report is not part of the proxy solicitation material.

     If you submit a properly completed BLUE proxy to the Company on the form distributed with this proxy statement, it will be voted if received before the voting is closed at the meeting. The proxy will be voted in the manner directed on the form of proxy. If the proxy form is signed and returned but no directions are given, the proxy will be voted "FOR" the amendment of the Company's 1999 Stock Option and Incentive Plan and 1999 Recognition and Retention Plan, "FOR"

                                     23

the proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants, and "FOR" the Company's director nominees named above.

     The cost of soliciting proxies relating to the meeting pursuant to this proxy statement will be borne by the Company. In addition, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telephone or by other means without additional compensation. The Company will, upon the request of brokers, dealers, banks and voting trustees, and their nominees, who were holders of record of shares of the Company's capital stock or participants in depositories on the Record Date, bear their reasonable expenses for mailing copies of this proxy statement with Notice of Annual Meeting and the form of proxy to the beneficial owners of such shares. The cost of such solicitation, which includes the fees of the Company's attorneys, solicitors, advertising, printing and mailing and other costs incidental to the solicitation, including litigation fees and expenses, cannot be stated with precision at this time. However, after excluding the normal costs of solicitation for an election of directors in the absence of a proxy contest, the Company estimates that the total expenditures relating to this proxy solicitation will be approximately $___,000, of which approximately $___,000 has been incurred as of October__, 2000. The Company has retained the services of Regan & Associates, Inc., a firm experienced in the solicitation of proxies on behalf of public companies, for a fee of $30,000 plus expenses of not more than $25,000, to assist in the proxy solicitation process. One-half of the $30,000 fee is not payable unless the director nominees named in this proxy statement are elected, the proposal to amend the Company's Option Plan and Recognition Plan is approved, and the appointment of the independent public accountants is ratified by our stockholders at the meeting. Approximately 12 persons will be used by Regan & Associates in its solicitation efforts.

        STOCKHOLDER PROPOSALS AT THE ANNUAL MEETING IN THE YEAR 2001

     The Company's Board of Directors will establish the date for the 2001 annual meeting of stockholders. In order for a stockholder to be entitled, under the regulations of the Securities and Exchange Commission, to have a stockholder proposal included in the Company's proxy statement for the 2001 meeting, the proposal must be received by the Company at its principal executive offices, 75 Remsen Street, Cohoes, New York 12047, Attention:
Richard A. Ahl, Secretary, not less than 120 days in advance of the date in 2001 which corresponds to the date in 2000 on which these proxy materials are first released to stockholders. The stockholder must also satisfy the other requirements of SEC Rule 14a-8. Note that this filing requirement is separate from the notice requirements regarding the advance notice that is required before a stockholder is permitted to make a nomination or offer a proposal for a vote at any annual stockholders' meeting. Under the Company's bylaws, for business to be properly brought before an annual meeting by stockholders, timely notice must be received by the Company not less than 60 days prior to the anniversary date of the preceding year's annual meeting. Such notice must include certain information as specified in the bylaws.

     The Company will furnish, without charge to any stockholder submitting a written request, a copy of the Company's Annual Report on Form 10-K for fiscal 2000 that was filed with the Securities and Exchange Commission. Such written request should be directed to Richard A. Ahl,


                                     24

Secretary, at our address stated above. The Form 10-K report is not a part of the proxy solicitation materials.

Cohoes, New York
October __, 2000

                PLEASE SIGN, DATE AND MAIL YOUR BLUE PROXY NOW.


                                     25


                                                                   APPENDIX A

                             COHOES BANCORP, INC.
                             AMENDED AND RESTATED
                     1999 Stock Option and Incentive Plan


     1.  Plan  Purpose.   The  purpose  of the Plan is to  promote  the  long-
term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

     2.  Definitions.  The following definitions are applicable to the Plan:

          "Affiliate"   --  means  any  "parent   corporation"   or
"subsidiary corporation"  of the  Corporation,  as such  terms are  defined  in
Section 424(e) and (f), respectively, of the Code.

          "Award"  -- means the grant by the  Committee  of an  Incentive
Stock Option, a Non-Qualified Stock Option or any combination thereof, as provided in the Plan.

          "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

          "Board" -- means the board of directors of the Corporation.

          "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

          "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

          "Code" -- means the Internal Revenue Code of 1986, as amended.


                                     A-1


          "Committee" -- means the Committee referred to in Section 3 hereof.

          "Corporation" -- means Cohoes Bancorp, Inc., a Delaware corporation, and any successor thereto.

          "Exchange Act" -- means the Securities Exchange Act of 1934, as amended.

          "Financial Institution" - means Cohoes Savings Bank or any successor entity.

          "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock
option under Section 422(b) of the Code.   Unless  otherwise set forth in the
Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

          "Market  Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under
the Securities  Exchange Act of 1934 (the "Exchange Act")      on which the
Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

          "Non-Qualified  Stock  Option" -- means an option to  purchase
Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

          "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

          "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

          "Plan" -- means  this  Cohoes  Bancorp,  Inc.   1999  Stock  Option
and  Incentive Plan, as amended.

          "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.


                                     A-2


          "Shares" -- means the shares of common stock of the Corporation.

          "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation or any Affiliate for purposes of any other Award.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16b-3 of the Exchange Act or any similar
or successor provision.   The members of the  Committee  shall be  appointed by
the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan;
(iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4.  Shares Subject to Plan.

          (a) Subject to  adjustment  by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares sold in the Financial Institution's conversion to the capital stock form. As long as the Plan is subject to the applicable requirements of government regulations, no Participant shall receive Awards under the Plan that represent in the aggregate more than 25% of the Shares with respect to which Awards may be made under the Plan, and directors who are not employees of the Corporation or any Affiliate shall not receive Awards that represent, for any one such director, more than 5%, or, for all such directors in the aggregate, more than 30% of the Shares with respect to which Awards
may be made under the Plan.   The  Shares  with  respect to which  Awards  may
be made under  the Plan may be  either  authorized  and unissued Shares or
previously issued Shares reacquired and held as treasury Shares.   Shares  which
are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which
Awards may be granted  under the Plan has been   exceeded.  An Award shall not
be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.


                                     A-3


          (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 238,380 Shares, subject to adjustment as provided in Section 6.

     5.  Awards.

          (a) Options.   The  Committee is hereby  authorized to grant Options
to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law and government regulations as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

               (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

               (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

               (iii) Time and Method of Exercise. Except as provided in subsection (b) below, the Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

               (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

               (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

          (b) Additional Terms of Awards. Awards granted pursuant to this Plan shall vest and become exercisable at the rate, to the extent and subject to such
limitations as may be specified by the Committee.   Unless the Committee shall
specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date a Participant terminates his employment with the Corporation or a subsidiary company or his service as a non-employee director ceases because of his death, disability or retirement. In addition, all


                                     A-4


outstanding Options hereunder shall become vested and exercisable in full in the event of a Change in Control of the Corporation as of the effective date of the Change in Control.

     6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

     7. Effect of Merger on Options. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any such Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     8. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 8, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

     9. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken


                                     A-5


thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     10. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     11. Withholding Tax. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 11 shall be at the sole discretion of the Committee or the Corporation.

     12.  Amendment or Termination.

          (a) Except to the extent prohibited by applicable regulations, the Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

          (b) Except to the extent prohibited by applicable regulations, the Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

                                     A-6


     13. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 12 hereof.





















                                     A-7

                                                                   APPENDIX B

                        COHOES BANCORP, INC.
                        AMENDED AND RESTATED
                 1999 Recognition and Retention Plan


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

     2. Definitions. The following definitions are applicable to the Plan:

          "Affiliate"   --  means  any  "parent   corporation"   or
"subsidiary  corporation"  of the  Corporation,  as such  terms are  defined  in
Section 424(e) and (f), respectively, of the Code.

          "Award" -- means the grant by the Committee of Restricted Stock, as provided in the Plan.

          "Award  Agreement" -- means the agreement  evidencing  the grant of
an      Award made under the Plan.

          "Board" -- means the board of directors of the Corporation.

          "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

          "Code" -- means the Internal Revenue Code of 1986, as amended.

          "Committee" -- means the Committee referred to in Section 3 hereof.

          "Corporation" -- means Cohoes Bancorp, Inc., a Delaware corporation, and any successor thereto.

          "Exchange Act" -- means the Securities Exchange Act of 1934, as amended.

          "Financial Institution" - means Cohoes Savings Bank or any successor entity.

          "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

          "Plan" -- means this Cohoes Bancorp, Inc. 1999 Recognition and Retention Plan, as amended.

          "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 5 hereof with respect to Restricted Stock awarded under the Plan.

          "Restricted Stock" -- means Shares awarded to a Participant by the Committee pursuant to Section 5 hereof.

          "Shares" -- means the shares of common stock of the Corporation.

          "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not a director, advisory director or employee of the Corporation or any Affiliate. Service shall not be considered to have ceased in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16b-3 of the Exchange Act or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4.  Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 4% of the total Shares sold in the Financial Institution's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

     5. Terms and Conditions of Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions as the Committee shall determine:

          (a) At the time of an Award of Restricted  Stock,  the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the Award Agreement, the Shares awarded as Restricted Stock shall no longer be subject to restriction. Subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. As long as the
Plan is subject  to  the   requirements  of  applicable government regulations,
Shares of Restricted Stock subject to restriction on the record date for determining shareholders entitled to vote on any matter shall be voted by the Board. Except for such restrictions, and subject to paragraphs (c) and
(e) of this Section 5 and Section 6 hereof, the Participant as owner of such shares shall have all the rights of a stockholder.

     No director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total Shares subject to the Plan. All non-employee directors of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total Shares subject to the Plan, and no individual shall be granted Awards with respect to more than 25% of the total Shares subject to the Plan. Awards shall vest and the Restricted Period shall lapse when and as determined by the Committee. Notwithstanding the foregoing, all Awards made pursuant to this Plan shall become fully vested and the Restricted Period shall lapse in the event of (A) the termination of a Participant's employment with the Corporation or the cessation of his service as a non-employee director due to death, disability or retirement or (B) a Change in Control of the Corporation.

     Subject to compliance with applicable regulations, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

          (b) If a Participant incurs a Termination of Service for any reason (other than death, disability, retirement or upon a Change in Control of the Corporation), all Shares of Restricted Stock awarded to such Participant and which at the time of such Termination of Service are subject to the restrictions imposed pursuant to paragraph (a) of this Section 5 shall upon such Termination of Service be forfeited and returned to the Corporation. If a Participant incurs a Termination of Service by reason of death, disability, retirement or upon a Change in Control of the Corporation, the Restricted Period with respect to the Participant's Restricted Stock then still subject to restrictions shall thereupon lapse.

          (c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                  The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Cohoes Bancorp, Inc. 1999 Recognition and Retention Plan. Copies of such Plan are on file in the office of the Secretary of Cohoes Bancorp, Inc.,75 Remsen Street, Cohoes, New York 12047.

          (d) At the time of any Award, the Participant shall enter into an Award Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine.

          (e) At the time of an Award of Shares of Restricted  Stock,  the
Award Agreement shall provide that the payment to the Participant of dividends declared or paid on such Shares by the Corporation shall be deferred until the lapse of the Restricted Period, and such dividends shall be held by the Corporation for the account of the Participant until such time. There shall be credited at the end of each year (or portion thereof) interest on the balance of the bookkeeping account at the beginning of such year at such rate
per annum as the Committee, in its discretion, may determine.  Payment   of the
deferred dividends, together with interest accrued thereon, shall be made upon the lapse of the Restricted Period.

          (f) Upon the lapse of the Restricted Period, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 5 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 5, and the Shares represented by such certificate(s) shall be free of the restrictions imposed pursuant to paragraph (a) of this Section 5.

     6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 6 shall be subject to the same restrictions as the original Award, and the certificate[s] or other instruments representing or evidencing such Restricted Stock shall be legended and deposited with the Corporation in the manner provided in Section 5(c) hereof.

     7. Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant in any instrument evidencing an Award may be assigned, encumbered or transferred other than by will, the laws of descent and distribution or pursuant to a "domestic relations order," as defined in
Section 414(p)(1)(B) of the Code.

     8. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     9. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     10. Withholding Tax. Upon the termination of the Restricted Period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such Shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

     11. Amendment or Termination.

          (a) Except to the extent prohibited by applicable regulations, the Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

          (b) Except to the extent prohibited by applicable regulations, the Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

     12. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 11 hereof.

                                                        Please mark  [X]  FOR
                      COHOES BANCORP, INC.              your votes as
                ANNUAL MEETING OF STOCKHOLDERS          indicated in
                                                        this example


     The undersigned hereby appoints the Board of Directors of Cohoes Bancorp, Inc. ("Cohoes"), and its successors, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Cohoes which the undersigned is entitled to vote at Cohoes' Annual Meeting of Stockholders (the "Meeting"), to be held on Thursday, November 30, 2000, at the Cohoes Community Center, 22-40 Remsen St., Cohoes, New York at 4:00 p.m., local time, and at any and all adjournments and postponements thereof, as follows:

1. ELECTION OF DIRECTORS -YOUR BOARD'S NOMINEES
   Your Board's nominees are Peter G. Casabonne,
   Chester C. DeLaMater, J. Timothy O'Hearn                WITHHOLD
   and R. Douglas Paton.                            FOR     FOR ALL
   Authority to vote for any nominee(s) may be
   withheld by lining through or otherwise          [ ]       [ ]
   striking out the name(s) of such nominee(s).

                        2. Approval of
                           amendment to the
                           Company's 1999           FOR    AGAINST   ABSTAIN
                           Stock Option and         [ ]      [ ]       [ ]
                           Incentive Plan and
                           1999 Recognition
                           and Retention Plan

                        3. Ratification of          FOR    AGAINST   ABSTAIN
                           appointment of Arthur    [ ]      [ ]       [ ]
                           Andersen LLP as
                           independent accountants

Your Board of Directors    I  plan to attend the    YES       NO
recommends a vote "FOR"    Cohoes Annual Meeting.   [ ]       [ ]
the above four nominees
and "FOR" proposals 2
and 3.

In their discretion, the
proxies are authorized to
vote on any other business
that may properly come
before the meeting or any
adjournment or postponement
thereof.

This proxy will be voted as directed. If you date, sign and return this proxy but do not provide specific voting instructions, this proxy will be voted FOR Proposals 1, 2 and 3. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting. The stockholder may revoke this proxy at any time before it is voted.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned acknowledges receipt from Cohoes, prior to the execution of this proxy, of Notice of the Meeting, the Proxy Statement and other materials.

Dated:___________________                    ________________________________
                                             Print Name of Stockholder(s)



_________________________                    ________________________________
Signature of Stockholder                     Signature of Stockholder

Please sign exactly as your name appears above on this form. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. If shares are held jointly, each holder should sign.

______________________________________________________________________________

           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
______________________________________________________________________________